Exhibit 10.1

FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS FIRST AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”) is dated as of October 21, 2010 and effective as of September 3, 2010, by and between ACCESS TO MONEY, INC. ("Borrower"); TRM ATM CORPORATION, ACCESS TO MONEY ACQUISITION CORPORATION F/K/A TRM ATM ACQUISITION CORPORATION, LJR CONSULTING CORP., AND ACCESS TO MONEY-SL, INC. (each individually, a “Guarantor” and collectively, the “Guarantors”); and  SOVEREIGN BANK (“Bank”).

BACKGROUND

A.           Borrower and Bank have previously entered into a certain Loan and Security Agreement dated September 3, 2010 (as amended and as it may be further amended, supplemented or restated from time to time, the “Loan Agreement”).

B.           The repayment of the Obligations under the Loan Agreement are secured by a first priority lien on substantially all of Borrower’s assets.  The repayment of the Obligations is guaranteed by the Guarantors.

C.           Lampe, Conway & Co., L.L.C., (“Lampe”) and the other lenders party thereto (collectively with Lampe, the “Subordinate Lenders”), Borrower and Guarantors are parties to that certain Amended and Restated Loan and Security Agreement dated September 3, 2010 (as amended, and as it may be amended, supplemented or restated from time to time, the “Lampe Loan Agreement”).  Pursuant to the Lampe Loan Agreement, the Subordinate Lenders continued to provide financing to Borrower.

D.           Subordinate Lenders and Bank are parties to that certain Intercreditor and Subordination Agreement dated September 3, 2010 (as amended, the “Intercreditor Agreement”), wherein Bank and Subordinate Lenders agreed to set forth certain rights and remedies relating to their respective loans and Collateral (as defined in the Intercreditor Agreement).

E.           Pursuant to a Subordinated Promissory Note dated April 18, 2008 (the “Falcone Note”), as amended, Borrower is indebted to Douglas Falcone (“Falcone”) in the amount of $9,754,465.00.  The Falcone Note is subordinated to the Obligations under the Loan Agreement not only by its terms, but pursuant to a Subordination Agreement dated September 3, 2010.

F.           Borrower and Bank are entering into this Amendment to, inter alia,  amend certain terms and conditions of the Loan Agreement on the terms and subject to the conditions set forth herein.

G.           Capitalized terms not otherwise defined in this Amendment shall have the meanings set forth therefor in the Loan Agreement.

NOW THEREFORE in consideration of the foregoing premises and intending to be legally bound, the parties hereto agree as follows:

1.           Amendment to Section 10.17.  Section 10.17 of the Loan Agreement is hereby amended by deleting the reference to “$3,750,000.00” contained therein and replacing it with “$3,250,000.00”.

2.           Amendment to Section 11.1.  Section 11.1 is hereby amended by deleting the reference to “$2,750,000.00” contained therein and replacing it with “$2,000,000.00”.

3.           Covenants and Representations and Warranties.  Borrower hereby:

3.1           ratifies, confirms and agrees that the Loan Agreement, as amended by this Amendment, and all Loan Documents, are valid, binding and in full force and effect as of the date of this Amendment.

3.2           agrees it does not have any defense, set-off, counterclaim or challenge against the payment of any sums owed or owing under the Loan Agreement and the Loan Documents or the enforcement of any of the terms of the Loan Agreement or the Loan Documents.

3.3           ratifies, confirms and continues all liens, security interests, pledges, rights and remedies granted to Bank in the Loan Agreement and the Loan Documents and agrees that such liens, security interests and pledges shall secure all of the Obligations under the Loan Agreement and the Loan Documents as amended by this Amendment.

3.4           represents and warrants that all representations and warranties in the Loan Agreement and the Loan Documents are true, correct and complete as of the date of this Amendment.

3.5           represents and warrants that all schedules and exhibits attached to and made part of the Loan Agreement and the Loan Documents, as modified in Exhibit A  hereto, are true, correct and complete as of the date of this Amendment.

3.6           represents and warrants that no condition or event exists after taking into account the terms of this Amendment which would constitute a Default or an Event of Default.

3.7           represents and warrants that the execution and delivery of this Amendment by Borrower and all documents and agreements executed and delivered by Borrower pursuant to this Amendment:

(a)           have been duly authorized by all requisite corporate action of Borrower;

(b)           at the time of delivery, did not conflict with or result in a breach of, or constitute a default (or with the passage of time or the giving of notice or both, will constitute a default) under, any of the terms, conditions, or provisions of any applicable statute, law, rule, regulation or ordinance or Borrower’s Certificate of Incorporation or bylaws, as applicable, or any indenture, mortgage, loan or credit agreement or instrument to which Borrower is a party or by which it may be bound or affected, or any judgment or order of any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign; and

(c)           at the time of delivery, will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower under the terms or provisions of any such agreement or instrument, except liens in favor of Bank, or liens in favor of the Subordinated Lenders or their agent.

4.           Deliveries.  Prior to or coincident with the execution of the Amendment by Bank, Borrower shall deliver to Bank, each of the following:

4.1           Executed Amendment Documents.  Borrower and all other required persons and entities will have executed and delivered to Bank this Amendment.

4.2           Executed Lampe Amendment.  An Amendment to the Lampe Loan Agreement, in form and substance reasonably acceptable to Bank (the “Lampe Amendment”), shall have been executed by Borrower and all other parties thereto.

5.           Consent to Amendments.  Bank hereby consents to (i) Borrower and Guarantors entering into the Lampe Amendment, and (ii) Borrower entering into a First Allonge to Amended and Restated Subordinated Promissory Note in favor of Douglas Falcone, dated as of October 21, 2010 and effective as of September 3, 2010, substantially in the form attached hereto as Exhibit B.  The foregoing consents shall satisfy all provisions under the Loan Documents which require the notice, consent or waiver to or of Bank in connection with the foregoing.

6.           Additional Documents; Further Assurances.   Borrower covenants and agrees to execute and deliver to Bank, or to cause to be executed and delivered, at the sole cost and expense of Borrower, from time to time, any and all other documents, agreements, statements, opinions, resolutions, certificates, consents and information as Bank shall reasonably request to evidence or effect the terms hereof or to enforce or protect Bank’s rights.  All of such documents, agreements, statements, opinions, resolutions, certificates, consents and information shall be in form and content reasonably acceptable to Bank.

7.           Certain Fees, Costs, Expenses and Expenditures.  Borrower agrees to pay all of Bank’s reasonable costs and expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs, fees and expenses of counsel retained by Bank and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated.  Nothing contained herein shall limit in any manner whatsoever Bank’s right to reimbursement under the Loan Agreement or any of the Other Documents.

8.           No Novation.  Nothing contained herein and no actions taken pursuant to the terms hereof are intended to constitute a novation of the Loan Agreement or any of the Other Documents and shall not constitute a release, termination or waiver of any of the liens, security interests, rights or remedies granted to Bank in the Loan Agreement or the Other Documents.

9.           No Waiver.  Borrower acknowledges and agrees that nothing herein contained nor any actions taken by Bank in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Bank under the Loan Agreement and the Loan Documents.  Nothing herein shall constitute a waiver by Bank of Borrower’s compliance with the terms of the Loan Agreement, as amended hereby, and the Loan Documents, nor shall anything contained herein constitute an agreement by Bank to enter into any further amendments with Borrower.

10.         Inconsistencies.  To the extent of any inconsistency between the terms and conditions of this Amendment and the terms and conditions of the Loan Agreement or the Loan Documents, the terms and conditions of this Amendment shall prevail.  All terms and conditions of the Loan Agreement and Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower.

11.         Binding Effect.  This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

12.         Headings.  The headings of the Sections of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

13.         Severability.  The provisions of this Amendment and the Loan Agreement and the Other Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

14.         Law Governing.  This Amendment has been made, executed and delivered in the State of New Jersey and will be construed in accordance with and governed by the laws of such State, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

15.         Counterparts; Facsimile Signatures.  This Amendment may be executed in any number of counterparts, all of which when taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart.  Any signature delivered via facsimile shall be deemed an original signature hereto.

16.         Waiver of Right to Trial by Jury.  BORROWER AND BANK WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER THE LOAN AGREEMENT OR ANY OF THE OTHER DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER, WITH RESPECT TO THIS AMENDMENT, THE LOAN AGREEMENT OR ANY OF THE OTHER DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE, BORROWER AND BANK AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER AND BANK TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.  BORROWER ACKNOWLEDGES THAT IT HAS HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT IT FULLY UNDERSTANDS ITS TERMS, CONTENT AND EFFECT, AND THAT IT VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

BORROWER:

ACCESS TO MONEY, INC., a Delaware
corporation

By:	/s/ Michael J. Dolan
Name/Title:	Michael J. Dolan, Chief Financial Officer

Acknowledged and Agreed as of the date above:

GUARANTORS:

ACCESS TO MONEY ACQUISITION CORPORATION

By:	/s/ Michael J. Dolan
Name/Title:	Michael J. Dolan, Chief Financial Officer

LJR CONSULTING CORP.

By:	/s/ Michael J. Dolan
Name/Title:	Michael J. Dolan, Chief Financial Officer

TRM ATM CORPORATION

By:	/s/ Michael J. Dolan
Name/Title:	Michael J. Dolan, Chief Financial Officer

ACCESS TO MONEY-SL, INC.

By:	/s/ Michael J. Dolan
Name/Title:	Michael J. Dolan, Chief Financial Officer

BANK:

SOVEREIGN BANK

By:	/s/ Daniel R. Vereb
Name/Title:	Daniel R. Vereb, VP